ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77O

The Trust had the following Rule 10f-3 transactions for the six months period ended August 31, 2010:

John Hancock FUNDS II

Rule 10f-3 Transactions for the Period March 1, 2010 through August 31, 2010

---------------------------------------------------------------------------------------------------------------------------

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books         Citigroup Global Markets Inc

                                                                  Credit Suisse

                                                                  Goldman Sachs & Co

                                                                  JP Morgan Securities

                                                                  Wells Fargo & Co

        Co-Manager(s)                                Bank of America Merrill Lynch

                                                                  Daiwa Securities America Inc

                                                                  Deutsche Bank Securities Inc

                                                                  Mitsubishi UFJ Securities USA Inc

                                                                  Morgan Stanley

                                                                  UBS Securities

(2)         Names of Issuers: Hartford Financial Services Group

(3)         Title of Securities: HIG 5.5 03/30/20 c#416515AZ7

(4)         Date of First Offering: 3/18/2010

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.755

Comparable Securities

1) UNH c#91324PBJ0

2) WLP c#94973VAR8

3) TRV c#89417EAF6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  200

(9)     Trade Date:  3/18/2010

(10)   Portfolio Assets on Trade Date: $466,038,213

(11)   Price Paid per Unit: $99.755

(12)   Total Price Paid by Portfolio: 190,000 bonds @ $99.755 = $189,534.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         7,000,000  bonds @ $99.755 = $6,982,850

(14)   % of Portfolio Assets Applied to Purchase

0.042%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         200 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    4/9/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

BofA Merrill Lynch          Citi

(Joint Book Runner) (Joint Book Runner)

Loop Capital Markets, LLC

Barclays Capital                     Blaylock Robert Van, LLC                    BMO Capital Mkts GKST Inc.

De La Rosa & Co.                 Fidelity Capital Markets                         Goldman, Sachs & Co.

Jefferies & Company             J.P. Morgan                                          Morgan Keegan

Morgan Stanley                      Nollenberger Capital Partners Inc.          Piper Jaffray & Co.

Ramirez & Co., Inc.               Raymond James & Associates, Inc.       RBC Capital Markets

Rice Financial Products Inc.    Siebert Brandford Shank & Co. LLC      SL Hare Capital, Inc.

Stone & Youngberg                The Williams Capital Group, L.P.           Touissant Capital Partners, LLC  Wedbush Securities                                              Wells Fargo Securities                           William Blair & Company

(2)         Names of Issuers: State of California

(3)         Title of Securities: CAS 7.625 03/40 c#13063BFR8

(4)         Date of First Offering: 3/25/2010

(5)         Amount of Total Offering:  $1,250,000,000.00

(6)         Unit Price of Offering: $ 101.701

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 160

(9)     Trade Date:  3/25/2010

(10)   Portfolio Assets on Trade Date: $466,347,554

(11)   Price Paid per Unit: $101.701

(12)   Total Price Paid by Portfolio: 410,000 bonds @ $101.701 = $416,974.10

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000  bonds @ $101.701 = $15,255,150

(14)   % of Portfolio Assets Applied to Purchase

0.089%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         160 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/25/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Banc of America Securities LLC

                                                      Barclays Capital

                                                      Citigroup Global Markets Inc

                                                      ING Bank NV/United States

Co-Manager(s)                            Commerzbank AG

                                                      Danske Markets

                                                      Intesa Sanpaolo SpA

                                                      JP Morgan

                                                      Mizuho Securities USA Inc

                                                      RBS Securities Corp

                                                      TD Securities

                                                      Wells Fargo & Co

(2)         Names of Issuers: Johnson Controls Inc

(3)         Title of Securities: JCI 5 03/20 c#478366AU1

(4)         Date of First Offering: 3/4/2010

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.543

Comparable Securities

1) FORD C#345397UM2

2) TOYOTA C#89240AKP4

3) HONDA C#02666RAH4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  125

(9)     Trade Date:  3/4/2010

(10)   Portfolio Assets on Trade Date: $464,583,017

(11)   Price Paid per Unit: $99.543

(12)   Total Price Paid by Portfolio: 265,000 bonds @ $99.543 = $263,788.95

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000  bonds @ $99.543 = $9,954,300

(14)   % of Portfolio Assets Applied to Purchase

0.056%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         125 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/4/2010___________________________

[signature]

John Hancock II Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

          Lead Manager                 JP Morgan Securities

          Co-Manager(s)                  KeyBanc Capital Markets

                                                      Lebenthal & Co Inc

                                                      Morgan Keegan & Co

                                                      Wells Fargo & Co

                                                      Williams Capital Group LP

(2)         Names of Issuers: JPMorgan

(3)         Title of Securities: JPM 3.7 01/15 c#46625HHP8

(4)         Date of First Offering: 3/18/2010

(5)         Amount of Total Offering:  $2,750,000,000.00

(6)         Unit Price of Offering: $ 100.81

Comparable Securities

1) Citigroup – Cusip 172967FA4

2) Morgan Stanley Cusip 61747YCK9

3) BofA Cusip 06051GEB1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 211

(9)     Trade Date:  3/18/2010

(10)   Portfolio Assets on Trade Date: $466,038,213

(11)   Price Paid per Unit: $100.81

(12)   Total Price Paid by Portfolio: 685,000 bonds @ $100.81 = $690,548.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $100.81 = $25,202,500

(14)   % of Portfolio Assets Applied to Purchase: 0.148%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         211 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/18/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

          Lead Manager                          JP Morgan Securities

          Co-Manager(s)                KeyBanc Capital Markets

                                                Lebenthal & Co Inc

                                                Morgan Keegan & Co

                                                Wells Fargo & Co

                                                Williams Capital Group LP

(2)         Names of Issuers: JPMorgan

(3)         Title of Securities: JPM 4.95 03/20 c#46625HHQ6

(4)         Date of First Offering: 3/18/2010

(5)         Amount of Total Offering:  $1,500,000,000.00

(6)         Unit Price of Offering: $ 99.961

Comparable Securities

1) Citigroup – Cusip 172967EV9

2) Goldman Sachs Grp - Cusip 38141EA25

3) JP Morgan – Cusip 46625HHL7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 211

(9)     Trade Date:  3/18/2010

(10)   Portfolio Assets on Trade Date: $466,038,213

(11)   Price Paid per Unit: $99.961

(12)   Total Price Paid by Portfolio: 820,000 bonds @ $99.961 = $819,680.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         30,000,000  bonds @ $99.961 = $29,988,300

(14)   % of Portfolio Assets Applied to Purchase:  0.183%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         211 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/18/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

                  Bank of America Merrill Lynch

                              JP Morgan Securities

                              Morgan Stanley

Joint Lead Managers          RBS Securities Corp

Co-Manager(s)   Barclays Capital

                             Credit Suisse Securities USA LLC

                             Danske Bank

                             Sumitomo Bank Securities Inc

                             SunTrust Robinson Humphrey

                             UBS Securities LLC

                             Wells Fargo & Co

(2)         Names of Issuers: Rockies Express Pipeline

(3)         Title of Securities: ROCKIE 3.9 04/15 c#77340RAH0

(4)         Date of First Offering: 3/17/2010

(5)         Amount of Total Offering:  $450,000,000.00

(6)         Unit Price of Offering: $ 99.938

Comparable Securities

1) Shell Oil – C# 822582AH5

2) ETP – C# 29273RAM1

3) Kinder Morgan – C# 49455WAD8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  5

(9)     Trade Date:  3/17/2010

(10)   Portfolio Assets on Trade Date: $466,487,101

(11)   Price Paid per Unit: $99.938

(12)   Total Price Paid by Portfolio: 825,000 bonds @ $99.938 = $824,488.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $99.938 = $24,984,500

(14)   % of Portfolio Assets Applied to Purchase

0.176%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         5 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/17/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books             Bank of America Merrill Lynch

                                                   JP Morgan Securities

                                                   Morgan Stanley

Joint Lead Managers                RBS Securities Corp

Co-Manager(s)                          Barclays Capital

                                                   Credit Suisse Securities USA LLC

                                                   Danske Bank

                                                   Sumitomo Bank Securities Inc

                                                   SunTrust Robinson Humphrey

                                                   UBS Securities LLC

                                                   Wells Fargo & Co

(2)         Names of Issuers: Rockies Express Pipeline

(3)         Title of Securities: ROCKIE 5.625 04/20 c#77340RAK3

(4)         Date of First Offering: 3/17/2010

(5)         Amount of Total Offering:  $750,000,000.00

(6)         Unit Price of Offering: $ 99.911

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  5

(9)     Trade Date:  3/17/2010

(10)   Portfolio Assets on Trade Date: $466,487,101

(11)   Price Paid per Unit: $99.911

(12)   Total Price Paid by Portfolio: 985,000 bonds @ $99.911 = $984,123.35

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         30,000,000  bonds @ $99.911 = $29,973,300

(14)   % of Portfolio Assets Applied to Purchase

0.220%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         5 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/17/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

BNP Paribas

                        Citigroup Global Markets Inc

                        Goldman Sachs & Co

                        HSBC Securities

                        UBS Securities LLC

                        Wells Fargo & Co

Co-Manager(s)                Deutsche Bank Securities Inc

(2)         Names of Issuers: WalMart

(3)         Title of Securities: WMT 5/625 04/40 c#931142CS0

(4)         Date of First Offering: 3/24/2010

(5)         Amount of Total Offering:  $1,250,000,000.00

(6)         Unit Price of Offering: 99.155

Comparable Securities

1) Target Corp – c#87612EAU0

2) WalMart – 931142CM3

3) Home Depot – c#437076AS1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 48

(9)     Trade Date:  3/24/2010

(10)   Portfolio Assets on Trade Date: $467,457,805

(11)   Price Paid per Unit: $99.155

(12)   Total Price Paid by Portfolio: 1,365,000 bonds @ $99.155  = $1,353,465.75

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         50,000,000  bonds @ $99.155  = $49,577,500

(14)   % of Portfolio Assets Applied to Purchase

0.289%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         48 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/24/2010___________________________

[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Bank of America Merrill Lynch

         PNC Capital Markets

         RBS Securities Inc

         Senior Co-Managers:

         Mitsubishi UFJ Securities USA Inc

         Santander Investment Securities Inc

         Scotia Capital Inc

         US Bancorp Investments Inc

         Wells Fargo & Co

         Co-Manager:

         Huntington Investment Co

(2)         Names of Issuers: Consol Energy Inc

(3)         Title of Securities: Consol Energy 8%

(4)         Cusip: 20854PAC3

(5)         Date of First Offering: 3/25/10

(6)         Amount of Total Offering: $1,500,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CLOUD PEAK ENRGY	CLD	8.25	12/15/2017	Metals/Mining Excluding Steel	7.777
VEDANTA RESOURCE	VED	9.5	7/18/2018	Metals/Mining Excluding Steel	8.033
NOVELIS INC	HINDAL	7.25	2/15/2015	Metals/Mining Excluding Steel	8.323

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 3/25/10

(11)   Portfolio Assets on Trade Date: $760,889,966

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $300,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.04%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Barclays Capital                                BNP Paribas

         Citigroup Global Markets Inc             Credit Agricole SA

         RBC Capital Markets                        RBS Securities Corp

         Wells Fargo & Co

Senior Co-Managers:

         BMO Capital Markets Corp              Scotia Capital Inc

         UBS Securities

         Co-Managers:

         BBVA Securities Inc                         Capital One Southcoast Inc

         Comerica Securities                           Credit Suisse

         DnB NOR Bank ASA/New York     ING Bank NV

         Macquarie Capital Partners LLC       Mitsubishi UFJ Securities USA Inc

         Societe Generale                               US Bancorp

(2)               Names of Issuers: Linn Energy LLC

(3)               Title of Securities: Linn Energy 8.625%

(4)               Cusip: 536022AB2

(5)               Date of First Offering: 3/30/10

(6)               Amount of Total Offering: $1,300,000,000

(7)               Unit Price of Offering: 97.552

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
HILCORP ENERGY I	HILCRP	8	2/15/2020	Energy - Exploration & Production	8.374
STONE ENERGY	SGY	8.625	2/1/2017	Energy - Exploration & Production	8.918
SANDRIDGE ENERGY	SD	8.75	1/15/2020	Energy - Exploration & Production	9.056

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 5 years

(10)   Trade Date: 3/30/10

(11)   Portfolio Assets on Trade Date: $765,680,108

(12)   Price Paid per Unit: 97.552

(13)   Total Price Paid by Portfolio: $1,658,384

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$3,902,080

(15)   % of Portfolio Assets Applied to Purchase

0.2%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 5 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book Running Managers:

         Bank of America Merrill Lynch

         UBS Investment Bank

         Barclays Capital

         Citi

         Credit Suisse

         Deutsche Bank Securities

         JP Morgan

         Morgan Stanley

         Wells Fargo Securities

(2)               Names of Issuers: LBI Escrow Corp

(3)               Title of Securities: LBI Escrow 8%

(4)               Cusip: 50178TAA5

(5)               Date of First Offering: 3/24/10

(6)               Amount of Total Offering: $2,250,000,000

(7)               Unit Price of Offering: 100

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
SOLUTIA INC	SOA	8.75	11/1/2017	Chemicals	7.525
GEORGIA GULF CRP	GGC	9	1/15/2017	Chemicals	8.008
NOVA CHEMICALS	NCX	8.625	11/1/2019	Chemicals	8.027

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 3/24/10

(11)   Portfolio Assets on Trade Date: $761,798,195

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $100,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$100,000

(15)   % of Portfolio Assets Applied to Purchase

0.01%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Bank of America Merrill Lynch

         Goldman Sachs & Co

         Co-Managers:

         RBS Securities Corp

         Wells Fargo Securities LLC

(2)               Names of Issuers: Suburban Propane Partners

(3)               Title of Securities: Suburban Propane 7.375%

(4)               Cusip: 864486AC9

(5)               Date of First Offering: 3/10/10

(6)               Amount of Total Offering: $250,000,000

(7)               Unit Price of Offering: 99.136

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
EL PASO CORP	EP	7.25	6/1/2018	Gas Distribution	6.821
INERGY LP/FIN	NRGY	8.75	3/1/2015	Gas Distribution	7.492
ENTERPRISE PRODU	EPD	7.034	1/15/2018	Gas Distribution	7.81

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 3/10/10

(11)   Portfolio Assets on Trade Date: $752,087,175

(12)   Price Paid per Unit: 99.136

(13)   Total Price Paid by Portfolio: $1,164,848

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,974,080

(15)   % of Portfolio Assets Applied to Purchase

0.15%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Credit Suisse

         Wells Fargo & Co

         Co-Managers:

         Citigroup Global Markets Inc

         Deutsche Bank Securities Inc

         Morgan Stanley

(2)               Names of Issuers: TW Telecom Holdings Inc

(3)               Title of Securities: Time Warner Telecom 8%

(4)               Cusip: 87311XAA6

(5)               Date of First Offering: 3/4/10

(6)               Amount of Total Offering: $430,000,000

(7)               Unit Price of Offering: 99.284

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
INTELSAT CORP	INTEL	9.25	6/15/2016	Telecom - Integrated/Services	8.118
FRONTIER COMM	FTR	8.125	10/1/2018	Telecom - Integrated/Services	8.123
CINC BELL INC	CBB	8.25	10/15/2017	Telecom - Integrated/Services	8.134

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 3/4/10

(11)   Portfolio Assets on Trade Date: $747,470,269

(12)   Price Paid per Unit: 99.284

(13)   Total Price Paid by Portfolio: $1,514,081

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,978,520

(15)   % of Portfolio Assets Applied to Purchase

0.2%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books    Bank of America Merrill Lynch

                                                Deutsche Bank Securities Inc

                                                JP Morgan

                                                US Bancorp

Co-Manager(s)                       UBS Securities LLC

                                                Wells Fargo Securities LLC

(2)          Issuer:  Lincoln National Corp

(3)         Title of Securities: LNC 4.3 06/15/15 c#534187AZ2

(4)         Date of First Offering: 6/15/2010

(5)         Amount of Total Offering:  $250,000,000.00

(6)         Unit Price of Offering: $ 99.867

Comparable Securities

1) WLP #94973VAQ0

2) HIG #416515AY0

3) ALL #020002AW1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations:  105

(9)     Trade Date:  6/15/2010

(10)   Portfolio Assets on Trade Date: $503,902,276

(11)   Price Paid per Unit: $99.867

(12)   Total Price Paid by Portfolio:

155,000 bonds @ $99.867 = $154,793.85

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         6,500,000  bonds @ $99.867 = $6,491,355

(14)   % of Portfolio Assets Applied to Purchase:    0.031%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         105 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/4/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Lead Manager:

                                    Morgan Stanley

         Senior Co-Manager:

                                    Mitsubishi UFJ Securities USA Inc

         Co-Managers:

                                    BMO Capital Markets Corp

                                    Natixis Bleichroeder Inc

                                    Wells Fargo & Co

(2)               Names of Issuers: CF Industries Inc

(3)               Title of Securities: CF Industries Inc 6.875%

(4)               Cusip: 12527GAA1

(5)               Date of First Offering: 4/20/10

(6)               Amount of Total Offering: $800,000,000

(7)               Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
NEWMARKET CORP	7.125	12/15/2016	Chemicals	7.058
WESTLAKE CHEM	6.625	1/15/2016	Chemicals	7.107
SOLUTIA INC	7.875	3/15/2020	Chemicals	7.49

(8)     Underwriting Spread or Commission: 2.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 4/20/10

(11)   Portfolio Assets on Trade Date: $791,620,342

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $250,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$750,000

(15)   % of Portfolio Assets Applied to Purchase

0.03%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Lead Manager:

                                    Morgan Stanley

         Senior Co-Manager:

                                    Mitsubishi UFJ Securities USA Inc

         Co-Managers:

                                    BMO Capital Markets Corp

                                    Natixis Bleichroeder Inc

                                    Wells Fargo & Co

(2)               Names of Issuers: CF Industries Inc

(3)               Title of Securities: CF Industries Inc 7.125%

(4)               Cusip: 12527GAB9

(5)               Date of First Offering: 4/20/10

(6)               Amount of Total Offering: $800,000,000

(7)               Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
NEWMARKET CORP	7.125	12/15/2016	Chemicals	7.058
WESTLAKE CHEM	6.625	1/15/2016	Chemicals	7.107
SOLUTIA INC	7.875	3/15/2020	Chemicals	7.49

(8)     Underwriting Spread or Commission: 2.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 4/20/10

(11)   Portfolio Assets on Trade Date: $791,620,342

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $250,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$750,000

(15)   % of Portfolio Assets

Applied to Purchase

0.03%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                                    Bank of America Merrill Lynch

                                    Barclays Capital

                                    JP Morgan Securities

         Co-Managers:

                                    BMO Capital Markets Corp

                                    RBS Securities Inc

                                    US Bancorp

                                    Wells Fargo & Co

(2)               Names of Issuers: C&S Group Enterprises

(3)               Title of Securities: C&S Group Enterprises 8.375%

(4)               Cusip: 12467AAA6

(5)               Date of First Offering: 4/16/10

(6)               Amount of Total Offering: $300,000,000

(7)               Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
SMITHFIELD FOODS	7.75	7/1/2017	Food - Wholesale	7.885
CORP PESQUERA IN	9	2/10/2017	Food - Wholesale	8.551
LAND O LAKES CAP	7.45	3/15/2028	Food - Wholesale	8.837

(8)     Underwriting Spread or Commission: 2.25%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 4/16/10

(11)   Portfolio Assets on Trade Date: $798,734,847

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $4,500,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$10,500,000

(15)   % of Portfolio Assets Applied to Purchase

0.56%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                                    Banc of America Securities LLC

                                    Citadel Securities Inc

                                    Wells Fargo Securities LLC

(2)               Names of Issuers: Gray Television Inc

(3)               Title of Securities: Gray Television Inc 10.5%

(4)               Cusip: 389375AD8

(5)               Date of First Offering: 4/21/10

(6)               Amount of Total Offering: $365,000,000

(7)               Unit Price of Offering: 98.085

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
XM SATELLITE	10	6/1/2011	Media - Broadcast	9.374
CW MEDIA HLDGS	13.5	8/15/2015	Media - Broadcast	9.517
UMBRELLA ACQ	9.75	3/15/2015	Media - Broadcast	12.762

(8)     Underwriting Spread or Commission: 1.6%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 4/21/10

(11)   Portfolio Assets on Trade Date: $791,545,203

(12)   Price Paid per Unit: 98.085

(13)   Total Price Paid by Portfolio: $367,818.75

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,471,275

(15)   % of Portfolio Assets Applied to Purchase

0.05%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Lead Manager:

                                    JP Morgan

         Co-Managers:

                                    RBS Securities Corp

                                    SunTrust Robinson Humphrey

                                    Wells Fargo & Co

(2)               Names of Issuers: Lamar Media Corp

(3)               Title of Securities: Lamar Media Corp 7.875%

(4)               Cusip: 513075AW1

(5)               Date of First Offering: 4/8/10

(6)               Amount of Total Offering: $400,000,000

(7)               Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
INTERPUBLIC GRP	10	7/15/2017	Media - Services	6.873
WMG ACQUISITION	9.5	6/15/2016	Media - Services	7.855
CLEAR CHNL WORLD	9.25	12/15/2017	Media - Services	8.13

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 4/8/10

(11)   Portfolio Assets on Trade Date: $778,393,187

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $425,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.05%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                                    Bank of America Merrill Lynch

                                    JP Morgan

         Senior Co-Managers:

                                    Credit Suisse

                                    Goldman Sachs & Co

                                    Wells Fargo & Co

         Co-Managers:

                                    HSBC Securities

                                    Scotia Capital Inc

                                    UBS Securities LLC

(2)               Names of Issuers: Levi Strauss & Co

(3)               Title of Securities: Levi Strauss & Co 7.625%

(4)               Cusip: 52736RBA9

(5)               Date of First Offering: 4/28/10

(6)               Amount of Total Offering: $525,000,000

(7)               Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
HANESBRANDS INC	8	12/15/2016	Apparel/Textiles	7.015
OXFORD INDUSTRY	11.375	7/15/2015	Apparel/Textiles	7.759
EXPRESS LLC	8.75	3/1/2018	Apparel/Textiles	8.092

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 4/28/10

(11)   Portfolio Assets on Trade Date: $796,077,927

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $200,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.03%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

                                    Deutsche Bank Securities Inc

                                    JP Morgan Securities

         Co-Managers:

                                    Bank of America Merrill Lynch

                                    Wells Fargo & Co

(2)               Names of Issuers: Lin Television Corp

(3)               Title of Securities: Lin Television Corp 8.375%

(4)               Cusip: 532776AS0

(5)               Date of First Offering: 4/7/10

(6)               Amount of Total Offering: $200,000,000

(7)               Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
SINCLAIR BROAD	8	3/15/2012	Media - Broadcast	8.423
SIRIUS XM RADIO	8.75	4/1/2015	Media - Broadcast	8.872
FISHER COMMUNICA	8.625	9/15/2014	Media - Broadcast	9.11

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 4/7/10

(11)   Portfolio Assets on Trade Date: $777,056,502

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $350,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.05%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date: 7/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                                    Deutsche Bank Securities Inc

                                    Goldman Sachs & Co

                                    JP Morgan Securities

         Senior Co-Managers:

                                    Bank of America Merrill Lynch

                                    RBS Securities Inc

                                    Scotia Capital Inc

                                    Wells Fargo Securities LLC

         Co-Managers:

                                    HSBC Securities

                                    Mitsubishi UFJ Securities USA Inc

                                    Morgan Stanley

(2)               Names of Issuers: Live Nation

(3)               Title of Securities: Live Nation 8.125%

(4)               Cusip: 538034AC3

(5)               Date of First Offering: 4/22/10

(6)               Amount of Total Offering: $250,000,000

(7)               Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
SALEM COMMUNICAT	9.625	12/15/2016	Media - Broadcast	7.945
XM SATELLITE	13	8/1/2013	Media - Broadcast	8.201
SIRIUS XM RADIO	8.75	4/1/2015	Media - Broadcast	8.305

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 4/22/10

(11)   Portfolio Assets on Trade Date: $799,115,007

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $450,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,500,000

(15)   % of Portfolio Assets Applied to Purchase

0.06%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                                    Bank of America Merrill Lynch

                                    BMO Capital Markets Corp

                                    Wells Fargo Securities LLC

         Joint Lead Managers:

                                    RBC Capital Markets

         Co-Managers:

                                    BBVA Securities Inc

                                    Morgan Joseph & Co

                                    Morgan Keegan & Co

(2)               Names of Issuers: Susser Holdings & Finance

(3)               Title of Securities: Susser Holdings & Finance 8.5%

(4)               Cusip: 869237AD9

(5)               Date of First Offering: 4/30/10

(6)               Amount of Total Offering: $425,000,000

(7)               Unit Price of Offering: 98.845

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
SGS INTL INC	12	12/15/2013	Specialty Retail	8.747
WOOLWORTH CORP	8.5	1/15/2022	Specialty Retail	9.203
MICHAELS STORES	13	11/1/2016	Specialty Retail	9.526

(8)     Underwriting Spread or Commission: 2.024%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 4/30/10

(11)   Portfolio Assets on Trade Date: $793,303,093

(12)   Price Paid per Unit: 98.845

(13)   Total Price Paid by Portfolio: $1,210,851.25

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,965,350

(15)   % of Portfolio Assets Applied to Purchase

0.15%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books             Bank of America Merrill Lynch

                                                            Deutsche Bank Securities Inc

                                                            UBS Securities

Co-Manager(s)                                   Barclays Capital

                                                            Citigroup Global Markets Inc

                                                            Goldman Sachs & Co

                                                            HSBC Securities

                                                            JP Morgan Securities

                                                            Morgan Stanley

                                                            Stifel Nicolaus & Co Inc

                                                            Sumitomo Mitsui Banking Corp/New Y

                                                            Wells Fargo & Co

(2)         Names of Issuers: Cigna Corp

(3)         Title of Securities: CI 5.125 06/15/20 c#125509BM0

(4)         Date of First Offering: 5/12/2010

(5)         Amount of Total Offering:  $300,000,000.00

(6)         Unit Price of Offering: $ 99.474

Comparable Securities

1) AMGEN Cusip = 031162AZ3

2) Pfizer Cusip = 717081DB6

3)  Medtronic CUsip = 585055AN6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 218

(9)     Trade Date:  5/12/2010

(10)   Portfolio Assets on Trade Date: $520,612,012

(11)   Price Paid per Unit: $99.474

(12)   Total Price Paid by Portfolio: 225,000 bonds @ $99.474= $223,816.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

9,000,000  bonds @ $99.474 = $8,952,660

(14)   % of Portfolio Assets Applied to Purchase

         0.043%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         218 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date: 5/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                Banc of America Securities LLC

                                                            CIBC World Markets

                                                            HSBC Securities

                                                            JP Morgan Securities

                                                            RBS Securities Inc

         Co-Manager(s)                          Barclays Capital

                                                            BMO Capital Markets Corp

                                                            Credit Suisse Securities USA LLC

                                                            Goldman Sachs & Co

                                                            Natixis Bleichroeder Inc

                                                            RBC Capital Markets

                                                            UBS Securities LLC

                                                            Wells Fargo Securities LLC

(2)         Issuer:  Canadian Imperial Bank

(3)         Title of Securities: CM 2.6 07/15 #136069DM0

(4)         Date of First Offering: 6/25/2010

(5)         Amount of Total Offering:  $1,250,000,000.00

(6)         Unit Price of Offering: $ 99.921

Comparable Securities

1) HSBC #44328MAB0

2) Nordea #65557CAA1

3) BAC #06051GEB1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  49

(9)     Trade Date:  6/25/2010

(10)   Portfolio Assets on Trade Date: $518,307,150

(11)   Price Paid per Unit: $99.921

(12)   Total Price Paid by Portfolio: 530,000 bonds @ $99.921 = $529,581.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000  bonds @ $99.921 = $14,988,150

(14)   % of Portfolio Assets Applied to Purchase

0.102%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         49 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    6/25/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

          Joint Lead Managers-Books               Barclays Capital

                                                                        Goldman Sachs & Co

                                                                        JP Morgan

         Co-Manager(s)                                      Bank of America Merrill Lynch

                                                                        Citigroup Global Markets Inc

                                                                        Credit Suisse Securities USA LLC

                                                                        Deutsche Bank Securities Inc

                                                                        RBC Capital Markets

                                                                        Wells Fargo & Co

(2)         Names of Issuers: Discover Bank

(3)         Title of Securities: DFS 04/20 c#25466AAB7

(4)         Date of First Offering: 4/12/2010

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.307

Comparable Securities

1) Citigroup – Cusip 172967EV9

2) Goldman Sachs Grp - Cusip 38141EA25

3) JP Morgan – Cusip 46625HHL7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 25

(9)     Trade Date:  4/12/2010

(10)   Portfolio Assets on Trade Date: $498,343,962

(11)   Price Paid per Unit: $99.307

(12)   Total Price Paid by Portfolio: 305,000 bonds @ $99.307 = $302,886.35

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        8,000,000  bonds @ $99.307 = $7,944,560

(14)   % of Portfolio Assets Applied to Purchase

         0.060%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    4/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                Bank of America Merrill Lynch

                                                                        Citigroup Global Markets Inc

                                                                        Credit Suisse

                                                                        JP Morgan Securities

                                                                        RBS Securities Corp

         Co-Manager(s)                                      Barclays Capital

                                                                        Credit Agricole Securities USA Inc

                                                                        Fortis Bank SA/NV - New York NY

                                                                        Goldman Sachs & Co

                                                                        Morgan Stanley

                                                                        RBC Capital Markets

                                                                        Scotia Capital Inc

                                                                        SunTrust Robinson Humphrey

                                                                        Wells Fargo Securities LLC

(2)         Names of Issuers: Discovery Communications

(3)         Title of Securities: DISCA 5.05 06/20 c#25470DAC3

(4)         Date of First Offering: 5/26/2010

(5)         Amount of Total Offering:  $1,300,000,000.00

(6)         Unit Price of Offering: $ 99.675

Comparable Securities

1) CMCSA c# 20030NBA8

2) TRICN c# 884903BG9

3) DISCA c# 25470DAA7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  25

(9)     Trade Date:  5/26/2010

(10)   Portfolio Assets on Trade Date: $519,265,581

(11)   Price Paid per Unit: $99.675

(12)   Total Price Paid by Portfolio: 485,000 bonds @ $99.675 = $483,423.75

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         45,000,000  bonds @ $99.675 = $44,853,750

(14)   % of Portfolio Assets Applied to Purchase

         0.093%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    5/26/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                  Bank of America Merrill Lynch

                                                                        Citigroup Global Markets Inc

                                                                        Credit Suisse

                                                                        JP Morgan Securities

                                                                        RBS Securities Corp

         Co-Manager(s)                                      Barclays Capital

                                                                        Credit Agricole Securities USA Inc

                                                                        Fortis Bank SA/NV - New York NY

                                                                        Goldman Sachs & Co

                                                                         Morgan Stanley

                                                                         RBC Capital Markets

                                                                         Scotia Capital Inc

                                                                        SunTrust Robinson Humphrey

                                                                        Wells Fargo Securities LLC

(2)         Names of Issuers: Discovery Communications

(3)         Title of Securities: DISCA 6.35 06/40 c#25470DAD1

(4)         Date of First Offering: 5/26/2010

(5)         Amount of Total Offering:  $850,000,000.00

(6)         Unit Price of Offering: $ 99.974

Comparable Securities

1) CMCSA c# 20030Nay7

2) TRICN c# 884903AY1

3) TELVIS c# 40049JAY3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  25

(9)     Trade Date:  5/26/2010

(10)   Portfolio Assets on Trade Date: $519,265,581

(11)   Price Paid per Unit: $99.974

(12)   Total Price Paid by Portfolio: 320,000 bonds @ $99.974 = $319,916.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         10,000,000  bonds @ $99.974 = $9,997,400

(14)   % of Portfolio Assets Applied to Purchase

         0.062%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date: 5/26/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                Citigroup Global Markets Inc

                                                                        Mizuho Securities USA Inc

                                                                        RBS Securities Corp

                                                                        Scotia Capital Inc

                                                                        SunTrust Robinson Humphrey

                                                                        Wells Fargo & Co

(2)         Names of Issuers: Enterprise Products Oper

(3)         Title of Securities: EPD 5.2 09/01/20 c#29379VAP8

(4)         Date of First Offering: 5/11/2010

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.701

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  12

(9)     Trade Date:  5/11/2010

(10)   Portfolio Assets on Trade Date: $520,647,101

(11)   Price Paid per Unit: $99.701

(12)   Total Price Paid by Portfolio: 805,000 bonds @ $99.701 = $802,593.05

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $99.701 = $24,925,250

(14)   % of Portfolio Assets Applied to Purchase:    0.154%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         12 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    5/11/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                Barclays Capital

                                                         Credit Suisse Securities USA LLC

                                                         HSBC Securities

                                                         JP Morgan Securities

Senior Co-Managers             Bank of America Securities LLC

                                                Daiwa Capital Markets Europe Limited

                                                RBC Capital Markets Corporation

                                                UBS Limited

Co-Manager(s)                       Citigroup Global Markets Inc.

                                                Deutsche Bank A.G. London Branch

                                                Goldman Sachs International

                                                Morgan Stanley & Co. International plc

                                                Nomura International plc

                                                RBS Securities Inc.

                                                Skandinaviska Enskilda Banken AS (publ)

                                                SG Americas Securities, LLC

                                                TD Securities (USA) LLC

                                                Wells Fargo Securities, LLC.

(2)         Issuer:  International Bank Recon & Development

(3)         Title of Securities: IBRD 2.375 05/15 c#459058AR4

(4)         Date of First Offering: 5/18/2010

(5)         Amount of Total Offering:  $4,500,000,000.00

(6)         Unit Price of Offering: $ 99.546

Comparable Securities

1) EIKBOR c#302154AU1

2) ASIA c#045167BX0

3) EIB c#298785FB7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  66

(9)     Trade Date:  5/18/2010

(10)   Portfolio Assets on Trade Date: $524,450,369

(11)   Price Paid per Unit: $99.546

(12)   Total Price Paid by Portfolio: 3,325,000 bonds @ $99.546 = $3,309,904.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         110,000,000  bonds @ $99.546 = $109,500,600

(14)   % of Portfolio Assets Applied to Purchase

         0.631%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         66 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    5/18/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                Deutsche Bank Securities Inc

                                                                        RBS Securities Inc

                                                                        Wells Fargo & Co

         Co-Manager(s)                                      Bank of America Merrill Lynch

                                                                        Barclays Capital

                                                                        Citigroup Global Markets Inc

                                                                        Credit Suisse

                                                                        Daiwa Capital Markets America Inc

                                                                        DnB NOR Bank ASA/New York

                                                                        Goldman Sachs & Co

                                                                        Mitsubishi UFJ Securities USA Inc

                                                                        RBC Capital Markets

                                                                        Stifel Nicolaus & Co Inc

                                                                        UBS Securities LLC

(2)         Names of Issuers: Kinder Morgan Energy Partners

(3)         Title of Securities: KMP 5.3 09/15/20 c#494550BE5

(4)         Date of First Offering: 5/12/2010

(5)         Amount of Total Offering:  $600,000,000.00

(6)         Unit Price of Offering: $ 99.961

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  13

(9)     Trade Date:  5/12/2010

(10)   Portfolio Assets on Trade Date: $520,612,012

(11)   Price Paid per Unit: $99.961

(12)   Total Price Paid by Portfolio: 225,000 bonds @ $99.961 = $224,912.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         11,500,000  bonds @ $99.961 = $11,495,515

(14)   % of Portfolio Assets Applied to Purchase

         0.043%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         13 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    5/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                Deutsche Bank Securities Inc

                                                                        RBS Securities Inc

                                                                        Wells Fargo & Co

         Co-Manager(s)                                      Bank of America Merrill Lynch

                                                                        Citigroup Global Markets Inc

                                                                        Credit Suisse

                                                                        Daiwa Capital Markets America Inc

                                                                        DnB NOR Bank ASA/New York

                                                                        Goldman Sachs & Co

                                                                        Mitsubishi UFJ Securities USA Inc

                                                                        RBC Capital Markets

                                                                        Stifel Nicolaus & Co Inc

                                                                        UBS Securities LLC

(2)         Names of Issuers: Kinder Morgan Energy Partners

(3)         Title of Securities: KMP 6.55 09/15/40 c#494550BF2

(4)         Date of First Offering: 5/12/2010

(5)         Amount of Total Offering:  $400,000,000.00

(6)         Unit Price of Offering: $ 99.763

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 49455WAF3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  13

(9)     Trade Date:  5/12/2010

(10)   Portfolio Assets on Trade Date: $520,612,012

(11)   Price Paid per Unit: $99.763

(12)   Total Price Paid by Portfolio: 320,000 bonds @ $99.763 = $319,241.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         10,000,000  bonds @ $99.763 = $9,976,300

(14)   % of Portfolio Assets Applied to Purchase

         0.061%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         13 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    5/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                Banc of America Securities LLC

                                                            BB&T Capital Markets

                                                            Wells Fargo Securities LLC

(2)         Issuer:  Tanger Properties L.P.

(3)         Title of Securities: SKT 6.125 06/20 c#875484AF4

(4)         Date of First Offering: 6/2/2010

(5)         Amount of Total Offering:  $300,000,000.00

(6)         Unit Price of Offering: $ 99.310

Comparable Securities

1) Kimco c#49446RAJ8

2) SPG c#828807CD7

3) SKT c#875484AD9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  17

(9)     Trade Date:  6/2/2010

(10)   Portfolio Assets on Trade Date: $520,141,080

(11)   Price Paid per Unit: $99.310

(12)   Total Price Paid by Portfolio: 480,000 bonds @ $99.31 = $476,688

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000  bonds @ $99.31 = $14,896,500

(14)   % of Portfolio Assets Applied to Purchase

0.092%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         17 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    6/25/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

          Joint Lead Managers-Books Barclays Capital

                                                         Credit Suisse

                                                         Deutsche Bank Securities Inc

                                                         JP Morgan Securities

                                                         Morgan Stanley

                                                         RBS Securities Inc

         Sr Co-Manager(s)                   Bank of Tokyo-Mitsubishi UFJ Ltd/N

                                                         BBVA Securities Inc

                                                         Mizuho Securities USA Inc

         Co-Manager(s)                       Bank of New York Mellon Corp/The

                                                         Bank of America Merrill Lynch

                                                         BNP Paribas

                                                         Cabrera Capital Markets Inc

                                                         Citigroup Global Markets Inc

                                                         Goldman Sachs & Co

                                                         HSBC Securities

                                                         Loop Capital Markets LLC

                                                         Salomon Brothers Inc

         Co-Manager(s)                       Santander Investment Securities In

                                                         Scotia Capital Inc

                                                         Standard Chartered Bank (US)

                                                         TD Securities USA LLC

                                                         UBS Securities LLC

                                                         US Bancorp Investments Inc

                                                         Wells Fargo Securities LLC

(2)         Names of Issuers: WalMart

(3)         Title of Securities: WMT 5/625 04/40 c#931142CV3

(4)         Date of First Offering: 6/30/2010

(5)         Amount of Total Offering:  $750,000,000.00

(6)         Unit Price of Offering: 98.465

Comparable Securities

1) Target Corp – c#87612EAU0

2) WalMart – 931142CM3

3) Home Depot – c#437076AS1

(7)     Underwriting Spread or Commission:  Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 48

(9)     Trade Date:  6/30/2010

(10)   Portfolio Assets on Trade Date: $1,505,967,818

(11)   Price Paid per Unit: $98.465

(12)   Total Price Paid by Portfolio: 1,265,000 bonds @ $98.465  = $1,245,582.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         40,000,000  bonds @ $98.465  = $39,386,000

(14)   % of Portfolio Assets Applied to Purchase

0.248%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         48 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    6/25/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Bank of America Merrill Lynch

                                                      BNP Paribas

                                                      Citigroup Global Markets Inc

                                                      Goldman Sachs & Co

                                                      HSBC Securities

                                                      JP Morgan

                                                      Wells Fargo & Co

(2)         Names of Issuers: Apache Corp

(3)         Title of Securities: APA 5.1 9/1/40 c#037411AW5

(4)         Date of First Offering: 8/17/2010

(5)         Amount of Total Offering:  $1,500,000,000.00

(6)         Unit Price of Offering: $ 98.936

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 494550BF2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  56

(9)     Trade Date:  8/17/2010

(10)   Portfolio Assets on Trade Date: $579,206,884

(11)   Price Paid per Unit: $98.936

(12)   Total Price Paid by Portfolio:  710,000 bonds @ $98.936  = $702,445.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000  bonds @ $98.936 = $19,787,200

(14)   % of Portfolio Assets Applied to Purchase 0.121%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         56 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/17/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books   Barclays Capital

                                                   Citigroup Global Markets Inc

                                                   Credit Suisse

                                                   Deutsche Bank Securities Inc

                                                   Goldman Sachs & Co

                                                   JP Morgan

                                                   Morgan Stanley

                                                   UBS Securities LLC

Co-Manager(s)                         BofA/Merrill Lynch

                                                   DnB NOR Markets

                                                   Societe Generale

                                                   RBS

                                                   Wells Fargo Securities

(2)         Names of Issuers: Anadarko Petroleum Corp

(3)         Title of Securities: APC 6.375 09.15.17 c#032511BH9

(4)         Date of First Offering: 8/9/2010

(5)         Amount of Total Offering:  $2,000,000,000.00

(6)         Unit Price of Offering: $ 100

Comparable Securities

1) ESL c#297425AG5

2) FIS c#31620MAC0

3) LEVI c#52736RBA9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.75%)

(8)     Years of Issuer’s Operations:  51

(9)     Trade Date:  8/9/2010

(10)   Portfolio Assets on Trade Date: $575,898,398

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 1,304,000 bonds @ $100  = $1,304,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         32,000,000  bonds @ $100 = $32,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.226%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         51 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/9/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Barclays Capital

                                                      JP Morgan Securities

                                                      RBS Securities Corp

                                                      UBS Securities

Sr Co-Manager(s)                        Banc of America Securities LLC

                                                      Citigroup Global Markets Inc

                                                      Goldman Sachs & Co

                                                      HSBC Securities

                                                      Mitsubishi UFJ Securities USA Inc

                                                      US Bancorp Investments Inc

                                                      Wells Fargo Securities LLC

Co-Manager(s)                            BBVA Securities Inc

                                                      Commerz Financial Products

                                                      Credit Agricole Securities USA Inc

                                                      Deutsche Bank Securities Inc

                                                      DNB Nor Markets Inc

                                                      RBC Capital Markets

                                                      Standard Chartered Bank (US)

(2)         Names of Issuers: Baker Hughes Inc.

(3)         Title of Securities: BHI 5.125 9.15.40 c#057224AZ0

(4)         Date of First Offering: 8/19/2010

(5)         Amount of Total Offering:  $1,500,000,000.00

(6)         Unit Price of Offering: $ 99.57

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 494550BF2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  103

(9)     Trade Date:  8/19/2010

(10)   Portfolio Assets on Trade Date: $580,310,367

(11)   Price Paid per Unit: $99.57

(12)   Total Price Paid by Portfolio:

865,000 bonds @ $99.57 = $861,280.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000  bonds @ $99.57 = $24,892,500

(14)   % of Portfolio Assets Applied to Purchase

0.148%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         103 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/19/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Bank of America Merrill Lynch

                                                      Deutsche Bank Securities Inc

                                                      UBS Securities LLC

                                                      Wells Fargo & Co

Sr Co-Manager(s)                        Bank of New York Mellon Corp/The

                                                      SunTrust Robinson Humphrey

                                                      US Bancorp

                                                      Williams Capital Group LP

Jr Co-Manager(s)                        BNP Paribas

                                                      Mitsubishi UFJ Securities USA Inc

                                                      RBC Capital Markets

                                                      Siebert Capital Markets

(2)         Names of Issuers: Southern Cal Edison

(3)         Title of Securities: EIX 9.1.40 c#842400FQ1

(4)         Date of First Offering: 8/25/2010

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.364

Comparable Securities

1) EXC – c#30161MAG8

2) DUK – c#26442CAH7

3) PGN – c#341099CN7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  114

(9)     Trade Date:  8/25/2010

(10)   Portfolio Assets on Trade Date: $581,686,783

(11)   Price Paid per Unit: $99.364

(12)   Total Price Paid by Portfolio:

520,000 bonds @ $99.364  = $516,692.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        15,000,000  bonds @ $99.364 = $14,904,600

(14)   % of Portfolio Assets Applied to Purchase

0.089%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         114 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/25/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Deutsche Bank Securities Inc

                                                      Goldman Sachs International

                                                      JP Morgan

                                                      Morgan Stanley

                                                      RBS Securities Corp

Co-Manager(s)                            Bank of America Merrill Lynch

                                                      Bayerische Landesbank (US)

                                                      BBVA Securities Inc

                                                      Citigroup Global Markets Inc

                                                      Commerzbank Capital Markets Corp

                                                      DnB NOR Bank ASA/New York

                                                      HSBC Securities

                                                      ING Investments LLC

                                                      Mizuho Securities USA Inc

                                                      SCB Securities Co Ltd

                                                      Scotia Capital Inc

                                                      Societe Generale

                                                      Wells Fargo & Co

(2)         Names of Issuers: Hess Corp

(3)         Title of Securities: HES 5.6 2.15.41 c#42809HAD9

(4)         Date of First Offering: 8/5/2010

(5)         Amount of Total Offering:  $1,250,000,000.00

(6)         Unit Price of Offering: $ 99.304

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 494550BF2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  77

(9)     Trade Date:  8/5/2010

(10)   Portfolio Assets on Trade Date: $572,095,108

(11)   Price Paid per Unit: $99.304

(12)   Total Price Paid by Portfolio:

879,000 bonds @ $99.304 = $872,882.16

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000  bonds @ $99.57 = $24,826,000

(14)   % of Portfolio Assets Applied to Purchase

0.153%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         77 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/5/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Lead Manager           Goldman Sachs & Co

         Co-Manager(s)          BB&T Capital Markets

                                             Fifth Third Securities Inc

                                             KeyBanc Capital Markets

                                             Mizuho Securities USA Inc

                                             Morgan Keegan & Co

                                             Ramirez & Co Inc

                                             RBC Capital Markets

                                             Standard Chartered Bank (US)

                                             Wells Fargo & Co

                                             Williams Capital Group LP

(2)         Names of Issuers: Goldman Sachs

(3)         Title of Securities: GS 3.7 08/01/15 c#38141EA74

(4)         Date of First Offering: 7/21/2010

(5)         Amount of Total Offering:  $2,250,000,000.00

(6)         Unit Price of Offering: $ 99.882

Comparable Securities

1) Citigroup – Cusip 172967FA4

2) Morgan Stanley Cusip 61747YCK9

3) BofA Cusip 06051GEB1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)     Years of Issuer’s Operations: 141

(9)     Trade Date:  7/21/2010

(10)   Portfolio Assets on Trade Date: $538,387,222

(11)   Price Paid per Unit: $99.882

(12)   Total Price Paid by Portfolio:

1,555,000 bonds @ $99.882 = $1,553,165.10

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         45,000,000  bonds @ $99.882 = $44,946,900

(14)   % of Portfolio Assets Applied to Purchase

0.288%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         141 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/21/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books   Barclays Capital

                                                            SunTrust Robinson Humphrey

                                                            Wells Fargo Securities LLC

         Co-Manager(s)                         BNP Paribas

                                                            DnB NOR Markets

                                                            HSBC Securities

                                                            Mitsubishi UFJ Securities USA Inc

(2)         Names of Issuers: Noble Holdings Intl Ltd

(3)         Title of Securities: NE 3.45 8.1.15 c#65504LAB3

(4)         Date of First Offering: 7/21/2010

(5)         Amount of Total Offering:  $350,000,000.00

(6)         Unit Price of Offering: $ 100

Comparable Securities

1) Shell Oil – C# 822582AH5

2) ETP – C# 29273RAM1

3) VLO – 91913YAQ3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations: 89

(9)     Trade Date:  7/21/2010

(10)   Portfolio Assets on Trade Date: $538,387,222

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio:

242,000 bonds @ $100  = $242,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

12,000,000  bonds @ $100  = $12,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.043%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         89 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/21/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books   Barclays Capital

                                                            SunTrust Robinson Humphrey

                                                            Wells Fargo & Co

         Co-Manager(s)                         BNP Paribas

                                                            DnB NOR Markets

                                                            HSBC Securities

                                                            Mitsubishi UFJ Securities USA Inc

(2)         Names of Issuers: Noble Holding Intl Ltd

(3)         Title of Securities: NE 4.9 08.01.20 c#65504LAC1

(4)         Date of First Offering: 7/21/2010

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.725

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations:  89

(9)     Trade Date:  7/21/2010

(10)   Portfolio Assets on Trade Date: $538,387,222

(11)   Price Paid per Unit: $99.725

(12)   Total Price Paid by Portfolio:

242,000 bonds @ $99.725 = $241,334.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         17,700,000  bonds @ $99.725 = $17,651,325

(14)   % of Portfolio Assets Applied to Purchase

0.045%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         89 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/21/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books   Barclays Capital

                                                            SunTrust Robinson Humphrey

                                                            Wells Fargo & Co

         Co-Manager(s)                         BNP Paribas

                                                            DnB NOR Markets

                                                            HSBC Securities

                                                            Mitsubishi UFJ Securities USA Inc

(2)         Names of Issuers: Noble Holdings Intl Ltd

(3)         Title of Securities: NE 6.2 8.1.40 c#65504LAD9

(4)         Date of First Offering: 7/21/2010

(5)         Amount of Total Offering:  $400,000,000.00

(6)         Unit Price of Offering: $ 99.972

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 49455WAF3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations:  89

(9)     Trade Date:  7/21/2010

(10)   Portfolio Assets on Trade Date: $538,387,222

(11)   Price Paid per Unit: $99.972

(12)   Total Price Paid by Portfolio:

242,000 bonds @ $99.972 = $241,932.24

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         7,000,000  bonds @ $99.972 = $6,998,040.00

(14)   % of Portfolio Assets Applied to Purchase

0.043%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         89 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/21/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books  Bank of America Merrill Lynch

                                                            BNP Paribas

                                                            JP Morgan Securities

         Sr Co-Manager(s)                     Citigroup Global Markets Inc

                                                            Mitsubishi UFJ Securities USA Inc

                                                            Mizuho Securities USA Inc

                                                            Morgan Stanley

                                                            RBS Securities Inc

                                                            Wells Fargo & Co

         Co-Manager(s)                         BNY Mellon Capital Markets LLC

                                                            Credit Suisse

                                                            HSBC Securities

                                                            RBC Capital Markets

                                                            US Bancorp Investments Inc

(2)         Names of Issuers: Oracle Corp.

(3)         Title of Securities: ORCL 3.875 7/20 c#68389XAJ4

(4)         Date of First Offering: 7/12/2010

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: 99.779

Comparable Securities

1) CSCO – 17275RAH5

2) ORCL – 68389XAG0

3) ADBE – 00724FAB7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer. 0.60%

(8)     Years of Issuer’s Operations: 32

(9)     Trade Date:  7/12/2010

(10)   Portfolio Assets on Trade Date: $525,184,073

(11)   Price Paid per Unit: $99.779

(12)   Total Price Paid by Portfolio:

686,000 bonds @ $99.779    = $684,483.94

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        28,000,000  bonds @ $99.779  = $27,938,120

(14)   % of Portfolio Assets Applied to Purchase

0.125%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         32 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books      Bank of America Merrill Lynch

                                                               BNP Paribas

                                                               JP Morgan Securities

         Sr Co-Manager(s)                        Citigroup Global Markets Inc

                                                               Mitsubishi UFJ Securities USA Inc

                                                               Mizuho Securities USA Inc

                                                               Morgan Stanley

                                                               RBS Securities Inc

                                                               Wells Fargo & Co

         Co-Manager(s)                            BNY Mellon Capital Markets LLC

                                                               Credit Suisse

                                                               HSBC Securities

                                                               RBC Capital Markets

                                                               US Bancorp Investments Inc

(2)         Names of Issuers: Oracle Corp.

(3)         Title of Securities: ORCL 5.375 07/40 c#68389XAL9

(4)         Date of First Offering: 7/12/2010

(5)         Amount of Total Offering:  $2,250,000,000.00

(6)         Unit Price of Offering: 98.841

Comparable Securities

1) CSCO – 17275RAF9

2) ORCL – 68389XAH8

3) MSFT – 594918AD6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer. 0.75%

(8)     Years of Issuer’s Operations: 32

(9)     Trade Date:  7/12/2010

(10)   Portfolio Assets on Trade Date: $525,184,073

(11)   Price Paid per Unit: $98.841

(12)   Total Price Paid by Portfolio:

2,059,000 bonds @ $98.841   = $2,035,136.19

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        65,000,000  bonds @ $98.841  = $64,246,650

(14)   % of Portfolio Assets Applied to Purchase

0.372%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         32 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock II Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

          Joint Lead Managers-Books  Bank of America Merrill Lynch

                                                            Barclays Capital

                                                            BNP Paribas

                                                            Citigroup Global Markets Inc

                                                            Deutsche Bank Securities Inc

                                                            Goldman Sachs & Co

                                                            JP Morgan

                                                            Morgan Stanley

                                                            RBS Securities Corp

                                                            Wells Fargo & Co

Sr Co-Manager(s)                              BNY Mellon Capital Markets LLC

                                                            Credit Agricole Securities USA Inc

                                                            Daiwa Securities Group Inc

                                                            Lloyds TSB Bank PLC

                                                            Mitsubishi UFJ Securities USA Inc

                                                            Mizuho Securities USA Inc

                                                            Samuel A Ramirez & Co

                                                            Santander Investment Securities In

                                                            Scotia Capital Inc

(2)         Names of Issuers: Time Warner Inc.

(3)         Title of Securities: TWX 6.1 7/15/40 c#887317AH8

(4)         Date of First Offering: 7/7/2010

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: 99.931

Comparable Securities

1) TWX – 887317AE5

2) VZ – 92343VAU8

3) CMCSA – 20030NBB6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer. 0.875%

(8)     Years of Issuer’s Operations: 87

(9)     Trade Date:  7/7/2010

(10)   Portfolio Assets on Trade Date: $519,970,162

(11)   Price Paid per Unit: $99.931

(12)   Total Price Paid by Portfolio:

880,000 bonds @ $99.931  = $879,392.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000  bonds @ $99.931  = $24,982,750

(14)   % of Portfolio Assets Applied to Purchase

0.169%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         87 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    7/7/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Banc of America Securities LLC

                                                               Credit Suisse Securities USA LLC

                                                               Deutsche Bank Securities Inc

                                                               HSBC Securities

                                                               UBS Securities LLC

                                                               Wells Fargo Securities LLC

Co-Manager(s)    ANZ Securities                                              Bank of New York

                              Bank of Tokyo Mitsubishi Trust Co               Blaylock & Co Inc

                              BNP Paribas                                                 Cabrera Capital Markets Inc

                              Calyon Securities USA Inc                            CastleOak Securities LP

                              Commerzbank Capital Markets Corp            Guzman & Co

                              Lloyds Capital Markets                                 Loop Capital Markets LLC

                              MFR Securities Inc Northern Trust Co          PNC Securities Corp

                              Raymond James & Associates Inc                 RBS Securities Corp

                              Samuel A Ramirez & Co                               Santander Consumer USA

                              Scotia Capital Inc                                          Siebert Capital Markets

                              Societe Generale                                           Standard Chartered Bk(US)

                              State Street Securities                                    Sumitomo Bank Cap Mkt Inc

                              Toussaint Capital Partners LLC                     UniCredit Capital Markets Inc

                              US Bank NA                                                Williams Capital Group LP

(2)         Names of Issuers: Metlife, Inc.

(3)         Title of Securities: MET 2.375 2/6/14 c#59156RAW8

(4)         Date of First Offering: 8/3/2010

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.867

Comparable Securities

1) HIG – c#416515AY0

2) ACE – c#00440EAL1

3) BRK – c#084670AV0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.20%)

(8)     Years of Issuer’s Operations: 147

(9)     Trade Date:  8/3/2010

(10)   Portfolio Assets on Trade Date: $557,722,161

(11)   Price Paid per Unit: $99.867

(12)   Total Price Paid by Portfolio:

676,000 bonds @ $99.867  = $675,100.92

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         28,650,000  bonds @ $99.867 = $28,611,895

(14)   % of Portfolio Assets Applied to Purchase

0.121%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         147 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/3/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Banc of America Securities LLC

                                                               Credit Suisse Securities USA LLC

                                                               Deutsche Bank Securities Inc

                                                               HSBC Securities

                                                               UBS Securities LLC

                                                               Wells Fargo Securities LLC

Co-Manager(s)    ANZ Securities                                              Bank of New York

                              Bank of Tokyo Mitsubishi Trust Co               Blaylock & Co Inc

                              BNP Paribas                                                 Cabrera Capital Markets Inc

                              Calyon Securities USA Inc                            CastleOak Securities LP

                              Commerzbank Capital Markets Corp            Guzman & Co

                              Lloyds Capital Markets                                 Loop Capital Markets LLC

                              MFR Securities Inc Northern Trust Co          PNC Securities Corp

                              Raymond James & Associates Inc                 RBS Securities Corp

                              Samuel A Ramirez & Co                               Santander Consumer USA

                              Scotia Capital Inc                                          Siebert Capital Markets

                              Societe Generale                                           Standard Chartered Bk(US)

                              State Street Securities                                    Sumitomo Bank Cap Mkt Inc

                              Toussaint Capital Partners LLC                     UniCredit Capital Markets Inc

                              US Bank NA                                                Williams Capital Group LP

(2)         Names of Issuers: Metlife, Inc.

(3)         Title of Securities: MET 4.75 2.8.21 c#59156RAX6

(4)         Date of First Offering: 8/3/2010

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.975

Comparable Securities

1) HIG – c#416515AZ7

2) ACE – c#00440EAM9

3) ALL – c#020002AX9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.4250%)

(8)     Years of Issuer’s Operations: 147

(9)     Trade Date:  8/3/2010

(10)   Portfolio Assets on Trade Date: $557,722,161

(11)   Price Paid per Unit: $99.975

(12)   Total Price Paid by Portfolio:

507,000 bonds @ $99.975 = $506,873.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,005,000  bonds @ $99.975 = $19,999,998

(14)   % of Portfolio Assets Applied to Purchase

0.090%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         147 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/3/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Banc of America Securities LLC

                                                               Credit Suisse Securities USA LLC

                                                               Deutsche Bank Securities Inc

                                                               HSBC Securities

                                                               UBS Securities LLC

                                                               Wells Fargo Securities LLC

Co-Manager(s)    ANZ Securities                                              Bank of New York

                              Bank of Tokyo Mitsubishi Trust Co               Blaylock & Co Inc

                              BNP Paribas                                                 Cabrera Capital Markets Inc

                              Calyon Securities USA Inc                            CastleOak Securities LP

                              Commerzbank Capital Markets Corp            Guzman & Co

                              Lloyds Capital Markets                                 Loop Capital Markets LLC

                              MFR Securities Inc Northern Trust Co          PNC Securities Corp

                              Raymond James & Associates Inc                 RBS Securities Corp

                              Samuel A Ramirez & Co                               Santander Consumer USA

                              Scotia Capital Inc                                          Siebert Capital Markets

                              Societe Generale                                           Standard Chartered Bk(US)

                              State Street Securities                                    Sumitomo Bank Cap Mkt Inc

                              Toussaint Capital Partners LLC                     UniCredit Capital Markets Inc

                              US Bank NA                                                Williams Capital Group LP

(2)         Names of Issuers: Metlife, Inc.

(3)         Title of Securities: MET 5.875 2.6.41 c#59156RAY4

(4)         Date of First Offering: 8/3/2010

(5)         Amount of Total Offering:  $750,000,000.00

(6)         Unit Price of Offering: $ 98.494

Comparable Securities

1) HIG – c#416515BA1

2) ACE – c#00440EAH0

3) BRK – c#084664BL4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations: 147

(9)     Trade Date:  8/3/2010

(10)   Portfolio Assets on Trade Date: $557,722,161

(11)   Price Paid per Unit: $98.494

(12)   Total Price Paid by Portfolio:

256,000 bonds @ $98.494   = $252,144.64

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

9,000,000  bonds @ $98.494 = $8,864,460

(14)   % of Portfolio Assets Applied to Purchase

0.045%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         147 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/3/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager                             JP Morgan Securities

Joint Lead Managers-Books      Bank of America Merrill Lynch

                                                      Citigroup Global Markets Inc

                                                      Deutsche Bank Securities Inc

                                                      HSBC Securities

Co-Manager(s)                            Australia & New Zealand Banking Gr

                                                      Barclays Capital

                                                      BBVA Securities Inc

                                                      BNP Paribas

                                                      IMI Group

                                                      Morgan Stanley

                                                      RBS Securities Inc

                                                      Societe Generale

                                                      UBS Securities LLC

                                                      Wells Fargo & Co

(2)         Names of Issuers: Omnicom Group

(3)         Title of Securities: OMC 4.45 08/15/20 c#682134AC5

(4)         Date of First Offering: 8/2/2010

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.654

Comparable Securities

1) CMCSA c# 20030NBA8

2) TRICN c# 884903BG9

3) DISCA c# 25470DAA7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations:  24

(9)     Trade Date:  8/2/2010

(10)   Portfolio Assets on Trade Date: $556,643,540

(11)   Price Paid per Unit: $99.654

(12)   Total Price Paid by Portfolio:

1,395,000 bonds @ $99.654 = $1,390,173.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

45,000,000  bonds @ $99.654 = $44,844,300

(14)   % of Portfolio Assets Applied to Purchase

0.249%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         24 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/2/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Deutsche Bank Securities Inc

                                                      Goldman Sachs & Co

                                                      Morgan Stanley

                                                      UBS Securities

Co-Manager(s)                            Bank of America Merrill Lynch

                                                      BB&T Corp

                                                      Citigroup Global Markets Inc

                                                      Credit Suisse

                                                      Fifth Third Bank

                                                      JP Morgan

                                                      PNC Bank

                                                      Sumitomo Mitsui Banking Corp/New Y

                                                      SunTrust Robinson Humphrey

                                                      US Bank NA

                                                      Wells Fargo & Co

(2)         Names of Issuers: Wellpoint Inc

(3)         Title of Securities: WLP 5.8 08/15/40 c#94973VAT4

(4)         Date of First Offering: 8/9/2010

(5)         Amount of Total Offering:  $300,000,000.00

(6)         Unit Price of Offering: $ 98.892

Comparable Securities

1) WLP c#94973VAN7

2) HIG c#416515BA1

3) UNH c#91324PBK7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations:  6

(9)     Trade Date:  8/9/2010

(10)   Portfolio Assets on Trade Date: $575,898,398

(11)   Price Paid per Unit: $98.892

(12)   Total Price Paid by Portfolio:

212,000 bonds @ $98.892  = $209,651.04

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

6,200,000  bonds @ $98.892  = $6,131,304

(14)   % of Portfolio Assets Applied to Purchase

0.036%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         6 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/9/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America Merrill Lynch

                        Citigroup

                        JP Morgan

                        BNP Paribas

                        Credit Suisse

                        Goldman Sachs

                        UBS

         Co-Managers:

                        Barclays

                        Deutsche Bank

                        Wells Fargo

(2)               Names of Issuers: International Lease Finance Corp

(3)               Title of Securities: AIG 6. 5%

(4)               Cusip: 459745FY6

(5)               Date of First Offering: 8/11/2010

(6)               Amount of Total Offering: $1,350,000,000

(7)               Unit Price of Offering: 99.997

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Residential Cap	6.5	4/17/2013	Cons/Comm/Lease Financing	8.598
ILFC	6.375	3/25/2013	Cons/Comm/Lease Financing	8.097
ILFC	6.625	11/15/2013	Cons/Comm/Lease Financing	8.040

(8)     Underwriting Spread or Commission: 1.5%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 8/11/10

(11)   Portfolio Assets on Trade Date: $763,069,367

(12)   Price Paid per Unit: 99.997

(13)   Total Price Paid by Portfolio: $649,980.50

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,999,910

(15)   % of Portfolio Assets Applied to Purchase

0.085%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/11/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America Merrill Lynch

                        Citigroup

                        JP Morgan

                        BNP Paribas

                        Credit Suisse

                        Goldman Sachs

                        UBS

         Co-Managers:

                        Barclays

                        Deutsche Bank

                        Wells Fargo

(2)               Names of Issuers: International Lease Finance Corp

(3)               Title of Securities: AIG 6.75%

(4)               Cusip: 459745GA7

(5)               Date of First Offering: 8/11/2010

(6)               Amount of Total Offering: $1,275,000,000

(7)               Unit Price of Offering: 99.996

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Residential Cap	6.5	4/17/2013	Cons/Comm/Lease Financing	8.598
ILFC	6.375	3/25/2013	Cons/Comm/Lease Financing	8.097
ILFC	6.625	11/15/2013	Cons/Comm/Lease Financing	8.040

(8)     Underwriting Spread or Commission: 1.5%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 8/11/10

(11)   Portfolio Assets on Trade Date: $763,069,367

(12)   Price Paid per Unit: 99.996

(13)   Total Price Paid by Portfolio: $649,974

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,349,906

(15)   % of Portfolio Assets Applied to Purchase

0.085%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/11/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America Merrill Lynch

                        Citigroup

                        JP Morgan

                        BNP Paribas

                        Credit Suisse

                        Goldman Sachs

                        UBS

         Co-Managers:

                        Barclays

                        Deutsche Bank

                        Wells Fargo

(2)               Names of Issuers: International Lease Finance Corp

(3)               Title of Securities: AIG 7.125%

(4)               Cusip: 459745GC3

(5)               Date of First Offering: 8/11/2010

(6)               Amount of Total Offering: $1,275,000,000

(7)               Unit Price of Offering: 99.996

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Residential Cap	6.5	4/17/2013	Cons/Comm/Lease Financing	8.598
ILFC	6.375	3/25/2013	Cons/Comm/Lease Financing	8.097
ILFC	6.625	11/15/2013	Cons/Comm/Lease Financing	8.040

(8)     Underwriting Spread or Commission: 1.5%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 8/11/10

(11)   Portfolio Assets on Trade Date: $763,069,367

(12)   Price Paid per Unit: 99.996

(13)   Total Price Paid by Portfolio: $1,074,957.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$4,998,000

(15)   % of Portfolio Assets Applied to Purchase

0.141%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/11/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America Merrill Lynch

                        Barclays Capital

                        JP Morgan Securities

                        RBS Securities

                        UBS Securities

                        Wells Fargo Securities

         Co-Managers:

                        Capital One Southcoast

                        Daiwa Capital Markets America Inc

(2)               Names of Issuers: Marina District Finance

(3)               Title of Securities: BORGAT 9.5%

(4)               Cusip: 56808RAA4

(5)               Date of First Offering: 8/4/2010

(6)               Amount of Total Offering: $400,000,000

(7)               Unit Price of Offering: 98.943

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Harrahs Operating	10	112/15/2015	Gaming	12.277
Shingle Springs	9.375	6/15/2015	Gaming	15.297
Snoqualmie Ent	9.125	2/1/2015	Gaming	13.311

(8)     Underwriting Spread or Commission: 2.5%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 8/4/10

(11)   Portfolio Assets on Trade Date: $762,235,382

(12)   Price Paid per Unit: 98.943

(13)   Total Price Paid by Portfolio: $98,943

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$494,715

(15)   % of Portfolio Assets Applied to Purchase

0.013%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/4/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America Merrill Lynch

                        Barclays Capital

                        Citigroup

                        Wells Fargo Securities

(2)               Names of Issuers: Chemtura

(3)               Title of Securities: Chemtura 7.875%

(4)               Cusip: 163893AB6

(5)               Date of First Offering: 8/13/2010

(6)               Amount of Total Offering: $455,000,000

(7)               Unit Price of Offering: 99.269

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CF Industries	7.125	5/1/2020	Chemicals	6.398
Macdermid Inc	9.5	4/15/2017	Chemicals	9.026
Solutia	8.75	11/1/2017	Chemicals	7.113

(8)     Underwriting Spread or Commission 2.00%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 8/13/2010

(11)   Portfolio Assets on Trade Date: $737,371,833

(12)   Price Paid per Unit: 99.269

(13)   Total Price Paid by Portfolio: $248,172.50

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,481,725

(15)   % of Portfolio Assets Applied to Purchase

.034%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

            N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/13/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America Merrill Lynch

                        BMO Capital Markets Corp

                        Deutsche Bank

                        JP Morgan Securities

                        Wells Fargo Securities

         Co-Managers:

                        BBVA Securities Inc

                        Mitsubishi UFJ

                        RBS Securities

                        SG Americas

                        Sun Trust Robinson

                        TD Securities

                        US Bancorp Investments

(2)               Names of Issuers: QEP Resources Inc

(3)               Title of Securities: QEP Resources 6.875%

(4)               Cusip: 74733VAA8

(5)               Date of First Offering: 8/11/2010

(6)               Amount of Total Offering: $625,000,000

(7)               Unit Price of Offering: 99.074

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	7.625	4/1/2020	Energy – Exploration & Production	7.492
Newfield Exploration	6.875	2/1/2020	Energy – Exploration & Production	6.362
Pioneer Natural	7.5	1/15/2020	Energy – Exploration & Production	6.561

(8)     Underwriting Spread or Commission: 1.125%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 8/11/10

(11)   Portfolio Assets on Trade Date: $763,069,367

(12)   Price Paid per Unit: 99.074

(13)   Total Price Paid by Portfolio: $668,749.5

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$3,591,432.50

(15)   % of Portfolio Assets Applied to Purchase

0.088%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/11/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

Bank of America

Citigroup

Deutsche Bank

JP Morgan Securities

Co-Managers:

Credit Suisse

Goldman

HSBC

UBS

Wells Fargo

(2)               Names of Issuers: Toys R Us

(3)               Title of Securities: Toys R Us 7.375%

(4)               Cusip: 89236NAA6

(5)               Date of First Offering: 8/16/2010

(6)               Amount of Total Offering: $350,000,000

(7)               Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Limited	7	5/1/2020	Specialty-Retail	6.575
QVC	7.125	4/15/2017	Specialty-Retail	6.744
Pantry	7.625	2/15/2014	Specialty-Retail	8.126

(8)     Underwriting Spread or Commission: 1.65

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 8/16//2010

(11)   Portfolio Assets on Trade Date: $201,158,679

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $225,000

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,000,000

(15)   % of Portfolio Assets Applied to Purchase

.112%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    8/16/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO